                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                      SVP Special Situations III LLC

Address:                                   C/O Strategic Value Partners, LLC
                                           100 West Putnam Avenue
                                           Greenwich, CT 06830

Date of Event Requiring Statement:         12/29/17

Name:                                      SVP Special Situations IV LLC

Address:                                   C/O Strategic Value Partners, LLC
                                           100 West Putnam Avenue
                                           Greenwich, CT 06830

Date of Event Requiring Statement:         12/29/17

Name:                                      SVP Special Situations III-A LLC

Address:                                   C/O Strategic Value Partners, LLC
                                           100 West Putnam Avenue
                                           Greenwich, CT 06830

Date of Event Requiring Statement:         12/29/17

Name:                                      Victor Khosla

Address:                                   C/O Strategic Value Partners, LLC
                                           100 West Putnam Avenue
                                           Greenwich, CT 06830

Date of Event Requiring Statement:         12/29/17